NO POSTAGE
                                                     NECESSARY
                                                      IF MAILED
                                                       IN THE
                                                    UNITED STATES


         Business Reply Mail
  FIRST CLASS MAIL PERMIT NO. 501 HUNTINGTON, WV
        POSTAGE WILL BE PAID BY ADDRESSEE


                    UPTOWNER INNS, INC.
                      P. O. BOX 2172
                        HUNTINGTON, WV  25722-9985
























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STOCKHOLDER'S PROXY           The undersigned  hereby constitutes and appoints
                         JAMES R. CAMP,  OLIVE HAGER,  AND VIOLET MIDKIFF, and
 SOLICITED BY THE        any of them,  proxies  of the  undersigned, with full
                         power of substitution to vote the stock of the under-
 BOARD OF DIRECTORS      signed  at  the  Annual  Meeting  of  Stockholders of
                         UpTowner Inns, Inc., to be held  at the UpTowner Inn,
OF UPTOWNER INNS, INC.   1415 Fourth  Avenue,  Huntington,  West Virginia,  on
                         Thursday,  February 25, 1999  at 10:00 A.M.,  Eastern
   1998                  Daylight Time, or any  adjournment  thereof, (a) upon
                         the  election   of  directors,   and   (b)  in  their
                         discretion, for the transaction of any other business which may properly come before the meeting or any adjournment thereof.

     The shares represented by this proxy will be voted for the following nominees: James R. Camp, Louis Abraham, Arthur J. Huber, Carl Midkiff, Violet Midkiff and Olive Hager. To withhold authority to vote for any individual nominee, write that nominee's name in the space below.


______________________________________________________________________________
(Please date and sign your name or names exactly as appears hereon. If shares are registered in more than one name, then each registered owner must sign.)


                                             Dated  ___________________ 199__


       |                           |         ________________________________
                                                  (Shareholder's Signature)
             Shareholder's
             Address Label
                                             ________________________________
       |                           |              (Shareholder's Signature)


                                             ________________________________
                                                  (Shareholder's Signature)


                                            Please sign and return this proxy.
                                      No postage is necessary.  This proxy may
                                be revoked at any time before it is exercised.